UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2018

Newmark Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38329	81-4467492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Park Avenue, New York, NY 10017

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 372-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 5.02.     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMETNS OF CERTAIN OFFICERS.

On June 29, 2018, the Board of Directors (the “Board”) of Newmark Group, Inc. (the “Company”) appointed Virginia S. Bauer and Peter F. Cervinka to serve as members of the Board for a term to expire at the 2018 Annual Meeting of Stockholders of the Company, or until their successors are duly elected and qualified.  Ms. Bauer and Mr. Cervinka were also appointed to the Audit and Compensation Committees of the Board.  Each of Ms. Bauer and Mr. Cervinka meets the independence standards under the Marketplace Rules for service on the Audit Committee and is able to read and understand fundamental financial statements, and each of Ms. Bauer and Mr. Cervinka is an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K under the Securities Exchange Act of 1934, as amended, and a financially sophisticated audit committee member for purposes of Rule 5605(c)(2)(A) of the NASDAQ Stock Market Rules.

Ms. Bauer, age 62, has served as Chief Executive Officer of GTMB, Inc., a security technology company that develops and markets proprietary software solutions, since 2010.  Prior thereto, Ms. Bauer served as Senior Vice President of Covenant House International from 2009 to 2010, as the Secretary of Commerce for the State of New Jersey between from 2004 to 2008 and as Director of the New Jersey Lottery Commission from 2003 to 2004.  In addition, Ms. Bauer has served on the Foundation Board of Monmouth Medical Center since 2009, and on the Board of Directors of the National September 11 Memorial & Museum since 2008.  She had previously served on the Board of Commissioners of The Port Authority of New York and New Jersey from 2008 to 2012 and on the Advisory Board of the Lower Manhattan Development Corporation from 2001 to 2004.  She received an undergraduate degree from Rosemont College.

Mr. Cervinka, age 69, has been the sole owner and Chief Executive Officer of Cerco Funding LLC, a private real estate financing company based in New York, since 2013.  He is also the Chief Executive Officer of the Peter F. Cervinka & Denise Rich family office, a private asset management office, since 2004.  Mr. Cervinka has more than 30 years of experience in real estate finance, development and management.  He previously founded Allputz GmbH & Co KG, an Austrian construction company.  In addition, Mr. Cervinka serves as an advisor to Gabrielle’s Angel Foundation for Cancer Research.  Mr. Cervinka received an MBA and an undergraduate degree from the Ludwig Maximillian University of Munich, Germany.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Newmark Group, Inc.

Date: July 3, 2018	By:	/S/ HOWARD W. LUTNICK
Name: Howard W. Lutnick
Title: Chairman

[Signature Page to Form 8-K, dated June 29, 2018, regarding the appointments of new directors]